  April 13, 2020             Dear Fellow Stockholder,    Let me start this newsletter by sending out best wishes for good health to everyone and their families. At  InvenTrust, the health and safety of our shareholders, tenants, and employees is of utmost importance to us.  The  evolving COVID‐19 pandemic continues to impact all of us, and we understand the uncertainty this causes for all of our  stakeholders. Our shopping centers play a critical role in the communities they serve, often providing essential retail  and services such as groceries and healthcare products and services, and we believe supporting our communities,  especially during times of crisis, is crucial.      At the time of this letter’s publication, our shopping centers are open and our grocery stores are continuing to serve  their communities. InvenTrust is conducting business by operating its assets and communicating with tenants and  shareholders. We are encouraging our tenants to follow recommendations from the World Health Center (WHO), The  Centers for Disease Control and Prevention (CDC) as well as state and community jurisdictions and make the best  decision for their own business.     Along with our tenants, the health and safety of our employees and their families is a top priority. We have taken  proactive measures to protect our employees by implementing a work from home policy and stopping all air travel until  further notice. InvenTrust’s investment in technology over the past couple of years is paying off by enabling our team to  work seamlessly from anywhere. Our goal remains to help our employees remain safe as they execute on our  operational needs and provide support to our tenants. Over the years, InvenTrust has concentrated its retail portfolio  into roughly 15 markets mainly in the Sun Belt region down from 40+ markets in 2013. With our regional field offices  strategically located, our team is no more than a two‐hour drive from 90% of  our properties. This approach affords us  the ability to react swiftly and address any matters directly.    Our grocery‐anchored centers have historically proven to be essential to communities during a crisis. As our  shareholders are aware, InvenTrust has worked hard over the last few years to put together a grocery‐anchored  focused portfolio. With that said, given the developing nature of this situation, we do anticipate the current pandemic  conditions and potential recession that will follow will cause some significant disruptions to our business and financial  condition. Due to the potential impact, the Board and management team has and will continue to reevaluate our  corporate policies.    Let me start with our April distribution. InvenTrust will pay our first quarter distribution at the rate previously  disclosed by the Company last November. Each shareholder of record as of the close of business on March 31, 2020 will  receive $0.019 per share for the  first quarter distribution. Going forward the Board will continue to evaluate our  dividend policy. The Company, for the time being, will keep the share repurchase program and dividend reinvestment  plan available to shareholders, but again we will be looking closely at these policies in the future as the impact of the  crisis becomes better defined. InvenTrust will communicate any adjustments to these policies to our shareholder, if or  when they occur.

Next, due to the potential financial impact of COVID‐19 and the sharp drop in property transactions leading to  limited visibility on property prices, the Audit Committee of the Company’s Board of Directors has determined that, at  this time, the Company will not publish an estimated share value in May of 2020. This is consistent with many pubic  companies across a variety of asset types that have withdrawn their forecasts due to the uncertain environment and  inability to calculate expectations within a credible degree of certainty. The Company will continue to monitor and  evaluate the situation and will update shareholders regarding our estimated share value when the Company is better  able to assess the financial impact of COVID‐19 on its assets and business. As a reminder, we previously published an  estimated share value of $3.14 on May 9, 2019 to assist broker dealers with the rules regarding account statement  reporting published by the Financial Industry Regulatory Authority (“FINRA”).    Finally, on May 7th, 2020, InvenTrust will be conducting our virtual Annual Shareholder meeting.  Initially the  company decided to move to a virtual annual meeting to increase shareholder participation and lower costs.  With the  COVID‐19 outbreak, a virtual meeting will also give us the advantage and ability to conduct the business of our annual  meeting and record the votes of our shareholders, regardless of any stay‐at‐home or quarantine orders due to the  COVID‐19 situation in the future. With that said, your vote is still important for us to reach a quorum to actually  hold the meeting.  If you have not yet voted your shares, please consider doing it today. You can call 1‐800‐690‐ 6903 to start the simple, quick process.    These are unprecedented times, but we remain confident in the platform the company and Board of Directors have  worked hard to develop. While the timing of InvenTrust pursuing a liquidity event is unclear, what I can commit to our  shareholders is that we will continue to communicate and provide you with updates on our progress and the potential  impact of this crisis on our business.  In order to receive InvenTrust communications as soon as they are available,  please consider signing up for our e‐delivery or texting functionality. To register please call 855‐377‐0510 or register  through Computershare’s online platform ‐ Investor Center www.computershare.com/inventrustproperties.    Stay safe and healthy, and thank you as always for your support.     Sincerely,          INVENTRUST PROPERTIES CORP.  Thomas P. McGuinness  President, CEO  Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements. This letter does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. Furthermore, nothing in this letter is intended to provide tax, legal or investment advice. You should consult your business advisor, attorney and/or tax and accounting advisor regarding your specific business, legal or tax situation. During a given Redemption period, IVT may reach its repurchase limit for such period equal to 5% of the weighted-average number of shares outstanding, meaning your repurchase request may not be processed for redemption or you will only receive a proration of your request redeemed.